                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant / /

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             SABA PETROLEUM COMPANY
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                             SABA PETROLEUM COMPANY
                             17512 Von Karman Avenue
                            Irvine, California 92714

                       -----------------------------------

                            NOTICE OF ANNUAL MEETING
                       OF STOCKHOLDERS AND PROXY STATEMENT

                       -----------------------------------

                             TO BE HELD JUNE 7, 1996

Dear Stockholder:

         The Annual Meeting of Stockholders of Saba Petroleum Company ("Saba" or the "Company") will be held at the Orange County Airport Hilton, 18800 MacArthur Boulevard, Irvine, California on June 7, 1996, at 10:30 a.m. PDT for the following purposes:

         I.       to elect five directors of the Company;

         II.      to approve the 1996 Incentive Equity Plan (the "Incentive
                  Plan");

         III. to approve the 1996 Stock Option Plan for Non-Employee Directors (the "Directors Plan"); and

         IV. to consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on April 19, 1996 as the record date for determining Stockholders entitled to notice of, and to vote at, the meeting or any adjournments or postponements thereof.

         You are cordially invited to attend the meeting in person. Whether or not you plan to attend the meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope, which mailing will be postage free if mailed in the United States of America. You may revoke the proxy by filing a properly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

         Regardless of how many shares you own, your vote is very important. Please sign, date and return the enclosed proxy card today.

         The Company's Annual Report for its 1995 fiscal year is being mailed to Stockholders and accompanies these proxy materials. The Annual Report contains financial and other information about the Company, but is not incorporated in the Proxy Statement and is not deemed a part of the proxy soliciting materials.


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                                                 Walton C. Vance
                                                                       Secretary

Irvine, California
May 3, 1996

                             SABA PETROLEUM COMPANY
                             17512 Von Karman Avenue
                            Irvine, California 92714

                            -------------------------

                                 PROXY STATEMENT

                            -------------------------



         This Proxy Statement is furnished to the holders ("Stockholders") of common stock, no par value ("Common Stock") of Saba Petroleum Company, a Colorado corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders to be held on June 7, 1996 at 10:30 a.m. PDT at the Orange County Airport Hilton, 18800 MacArthur Boulevard, Irvine, California (including any adjournments or postponements thereof, "Annual Meeting"). A copy of the notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement and the accompanying Proxy Card will commence on or about May 3, 1996.

RECORD DATE; STOCKHOLDERS ENTITLED TO VOTE

         Only Stockholders of record at the close of business on April 19, 1996, the record date ("Record Date") for the meeting, will be entitled to notice of and to vote at the Annual Meeting. As of the Record Date, Saba had outstanding 4,271,590 shares of Common Stock. Shares of Common Stock are the only securities of Saba entitled to vote at the Annual Meeting and each share outstanding as of the record date will be entitled to one vote.

VOTE REQUIRED FOR APPROVAL

         The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the meeting. If a quorum is present, a majority of the shares of Common Stock represented in person or by proxy at the meeting and voting on a proposal is required to approve the election of directors and all other proposals. Capco Resources Ltd. ("Capco") and SEDCO, Inc. ("SEDCO"), which own approximately 62% and 5% of the shares of Common Stock of the Company, respectively, have each advised the Company that they intend to vote for each of the nominees named herein, for the approval of the Incentive Plan and for approval of the Directors Plan.

REVOCABILITY OF PROXIES

         A Stockholder who dates, signs and returns the enclosed form of proxy may revoke the proxy at any time before it is voted by submitting a duly executed written revocation or a proxy bearing a later date to the Secretary of the Company. Attendance at the meeting shall not have the effect of revoking a proxy unless the Stockholder so attending shall, in writing, so notify the secretary of the meeting at any time prior to the voting of the proxy.

PROXY SOLICITATION

         The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, directors, executive officers and employees of the Company, without receiving extra compensation therefor, may solicit proxies by telephone, by telegram or in person. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owner of shares of the Common Stock, and the Company will reimburse such brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with forwarding such materials, which are anticipated to total approximately $10,000.

VOTING OF PROXIES

         Proxies will be voted in accordance with the instructions indicated thereon. A validly executed proxy which does not indicate instructions will be voted FOR the Director Nominees identified below and FOR the other proposals. The proxy permits a Stockholder to withhold voting for any and all members of the Board of Directors or to abstain from voting for any proposal if the Stockholder so chooses. Abstentions are counted for purposes of determining the number of shares represented and entitled to vote at the meeting. However, abstentions are not counted in determining the number of shares voting FOR an item of business, and, therefore, have the same effect as a vote AGAINST a business item. Broker non-votes are counted for purposes of determining the number of shares represented and entitled to vote at the meeting; however, the shares represented thereby are not voted and do not represent a vote either FOR or AGAINST an item of business. The Annual Meeting will be held for the transaction of business described herein and for the transaction of such other business as may properly come before the Annual Meeting. Proxies will confer discretionary authority with respect to any other matters which may properly be brought before the Annual Meeting (which, as defined herein, includes any postponements or adjournments thereof). At the date of this Proxy Statement, the only business which the Company's management intends to present, or knows that others will present, is that described in this Proxy Statement. If other matters come before the Annual Meeting, the persons holding proxies solicited hereunder intend to vote such proxies in accordance with their judgment on all such matters.

                     PROPOSAL NO. I - ELECTION OF DIRECTORS

         The entire Board of Directors is elected annually to serve until their terms expire and their successors have been elected and qualified. It is the intention of the persons named in the proxy to vote for the nominees listed below except where authority has been withheld as to a particular nominee or as to all nominees. If any candidate nominated in this Proxy Statement should, for any reason, become unavailable for election, proxies may be voted with discretionary authority for any substitute designated by the Board of Directors. Capco and SEDCO, which own approximately 62% and 5% of the shares of Common Stock of the Company, respectively, have each advised the Company that they intend to vote for each of the nominees listed below. Pursuant to the Company's Articles of Incorporation, the Stockholders have authorized a minimum of four and a maximum of twelve directors.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS FOR A ONE-YEAR TERM TO EXPIRE AT THE 1997 ANNUAL MEETING OF STOCKHOLDERS

         The Board of Directors recommends a vote for the following Director Nominees, designated as Proposal No. I on the enclosed proxy card.

                                                      YEAR FIRST
 NAME AND POSITION CURRENTLY HELD                      BECAME A           YEAR CURRENT
         WITH THE COMPANY                AGE           DIRECTOR           TERM EXPIRES
- --------------------------------------------------------------------------------------
Ilyas Chaudhary, Chairman, Director      49              1985                 1996
Francis J. Barker, Director              76        1993 - April 1994          1996
                                                Rejoined November 1994
William N. Hagler, Director              63              1994                 1996
William J. Hickey, Director              65              1992                 1996
William E. Richards, Director            69              1993                 1996
- --------------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTOR NOMINEES

         Following is a brief account of the business experience during the past five (5) years of each of the five Director Nominees of the Company indicating their principal occupation and employment during that period, and the name and principal business of any organization in which such occupations and employment were carried out.

         Ilyas Chaudhary has been a director of the Company since 1985 and has served as Chairman of the Board since 1993. He has been Chief Executive Officer since 1993 and President since 1994 and had also served as President during parts of 1991, 1992 and 1993. Mr. Chaudhary is a director and controlling shareholder of Capco, the Company's majority shareholder, whose common stock is traded on the Alberta Stock Exchange and which owns 62.0% of the Company's Common Stock, and the controlling shareholder of Sedco, owner of 4.7% of the Company's Common Stock. Mr. Chaudhary has 24 years of experience in various capacities in the oil and gas industry, including eight years of employment with Schlumberger Well Services from 1972 to 1979. Mr. Chaudhary received a Bachelor of Science degree in Electrical Engineering from the University of Alberta, Canada. Mr. Chaudhary is also a director of Meteor Industries, Inc.

         Francis J. Barker has been a director of the Company since November 1993. Mr. Barker resigned from the Board of Directors in April 1994 and rejoined the Board of Directors in November 1994. Mr. Barker has been a consultant in the oil and gas industry since 1984. Prior to 1984, Mr. Barker served as Vice President of Operations at Unocal Corporation, where he served in various capacities since 1947.

         William N. Hagler has been a director of the Company since 1994. Mr. Hagler is Chairman of the Board of Directors, Chief Executive Officer and President of Unico, Inc., a company he founded in 1979. Unico is engaged in petroleum refining, co-generation, natural gas production and the manufacturing of methanol, a natural gas based petrochemical. Prior to 1979, Mr. Hagler was Vice President of Plateau, Inc., a Rocky Mountain regional oil refinery. Mr. Hagler is a member of the City of Farmington, New Mexico Public Utility Commission. Since 1955, Mr. Hagler has been continuously engaged in various phases of petroleum manufacturing and marketing with Exxon Corporation, Cities Service Oil Company and Riffe Petroleum Company.

         William J. Hickey has been a director of the Company since 1992, and served as Secretary of the Company from 1992 until 1994 and as Vice President and General Counsel of the Company in 1994. Prior to 1989, Mr. Hickey served as General Counsel of the Business Equipment Group of Litton Industries Inc. Mr. Hickey was Senior Vice President and a director of American Telephone+Data, Inc., a public company, from April 1994 to July 1995. Mr. Hickey currently serves as President of Hickey, Klein & Schumacher, Inc., a New York professional law corporation.

         William E. Richards has been a director of the Company since 1993. Since 1989, Mr. Richards has been engaged in the management of his own investments, including investments in the oil and gas business. He is currently a director of Maxx Petroleum Ltd. and Capco (the majority stockholder of the Company). Mr. Richards spent 26 years with Dome Petroleum Limited, which was a large oil and gas company in Canada, retiring as President in 1983.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES SET FORTH ABOVE.

BOARD COMMITTEES AND MEETINGS

         The Board of Directors met seven times during fiscal year 1995. The Company has standing Executive, Audit and Compensation Committees.

         The Executive Committee consists of Messrs. Chaudhary, Barker and Richards and has all authority, consistent with the Colorado Business Corporations Act, as may be granted to it by the Board of Directors. The Executive Committee did not meet during fiscal year 1995. The Executive Committee may have and may exercise all the powers and authority of the Board of Directors in the oversight of the management of the business and affairs of the Company, except that the Executive Committee will not have the power (except, to the extent authorized by a resolution of the Board of Directors) to amend the Company's Articles of Incorporation or By-Laws, fix the designations, preferences, and other terms of any preferred stock of the Company, adopt an agreement of merger or consolidation, authorize the issuance of stock, declare a dividend or recommend to the stockholders of the Company the sale, lease or exchange of all or substantially all of the Company's property and assets, a dissolution of the Company or a revocation of such a dissolution.

         The Audit Committee, consisting of Messrs. Hagler, Hickey and Barker, reviews the professional services to be provided by the Company's independent accountants. The Audit Committee held three meetings during fiscal year 1995. The Audit Committee reviews the scope of the audit by the Company's independent accountants, the annual financial statements of the Company and such other matters with respect to the accounting, auditing and financial reporting practices and procedures of the Company as it may find appropriate or as may be brought to its attention.

         The Compensation Committee, consisting of Messrs. Chaudhary, Hagler and Hickey, reviews executive salaries, administers the stock option plans of the Company and approves the salaries and other benefits of the executive officers of the Company. The Compensation Committee held five meetings during fiscal year 1995. The Compensation Committee consults with the Company's management regarding pension and other benefit plans and compensation policies and practices of the Company.

          PROPOSAL NO. II - APPROVAL OF THE 1996 INCENTIVE EQUITY PLAN

         The Board of Directors adopted the 1996 Incentive Equity Plan of the Company (the "Incentive Plan") on April 6, 1996, subject to approval by the stockholders of the Company at the Annual Meeting. Capco and SEDCO, which own approximately 62% and 5% of the shares of Common Stock of the Company, respectively, have each advised the Company that they intend to vote for the approval of the Incentive Plan.

PRIOR HISTORY OF EMPLOYEE STOCK OPTION PLANS

          In September 1992, the Company's Stockholders approved an Incentive Stock Option Plan and reserved 500,000 shares of unissued Common Stock for issuance under this plan. No options were granted under this plan and it was terminated by the Company's Board of Directors in July 1995. Management was instructed by the Board of Directors at that time to review alternative plans that would provide greater flexibility to the Company in terms of the types of awards that might be granted.

         As of April 15, 1996, the Company also had outstanding five separate agreements with executive officers or key employees providing for options to purchase 370,000 shares of Common Stock, with exercise prices ranging from $2.50 to $3.00 per share. As of such date, 88,000 shares of Common Stock were exerciseable. No stock options have been exercised under these agreements. The approval of the Incentive Plan will not have an effect on these individual stock option agreements.

PURPOSE OF THE INCENTIVE PLAN

         The purpose of the Incentive Plan is to enable the Company to attract officers and other key employees and consultants and to provide them with appropriate incentives and rewards for superior performance. The Incentive Plan affords the Company the ability to respond to changes in the competitive and legal environments by providing the Company with greater flexibility in key employee and executive compensation than was available through the previously approved plans or the individual stock option agreements. This plan is designed to be an omnibus plan allowing the Company to grant a wide range of compensatory awards including stock options, stock appreciation rights, restricted stock, deferred stock and performance shares or units. The Incentive Plan is intended to encourage stock ownership by recipients by providing for or increasing their proprietary interests in the Company, thereby encouraging them to remain in the Company's employment. The Incentive Plan has been prepared to comply with all applicable tax and securities laws, including Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and state and federal tax laws.

DESCRIPTION OF THE INCENTIVE PLAN

         General

         The following general description of certain features of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan, which is attached as Appendix A. Subject to adjustment as provided in the Incentive Plan, the number of shares of Common Stock that may be issued or transferred, plus the amount of shares of Common Stock covered by outstanding awards granted under the Incentive Plan, shall not in the aggregate exceed 500,000. The number of Performance Units granted under the Incentive Plan shall not in the aggregate exceed 100,000. The number of shares of Common Stock granted under the Incentive Plan to any individual in any calendar year shall not in the aggregate exceed 100,000.

         Eligibility

         Officers, including officers who are members of the Board of Directors, and other key employees of and consultants to the Company may be selected by the Committee (as defined below) to receive benefits under the Incentive Plan.

         Terms of Options and Other Possible Awards

         The Incentive Plan authorizes the granting of options to purchase shares of Common Stock ("Option Rights"), stock appreciation rights ("Appreciation Rights"), restricted shares ("Restricted Shares"), deferred shares ("Deferred Shares"), performance shares ("Performance Shares") and performance units ("Performance Units"). The terms applicable to these various types of awards, including those terms that may be established by the Committee when making or administering particular awards, are set forth in detail in the 1996 Incentive Plan.

         Option Rights. The Committee may grant Option Rights that entitle the optionee to purchase shares of Common Stock at a price less than, equal to or greater than market value on the date of grant. The option price is payable at the time of exercise (i) in cash or cash equivalent, (ii) by the transfer to the Company of shares of Common Stock that are already owned by the optionee and have a value at the time of exercise equal to the option price, (iii) with any other legal consideration the Committee may deem appropriate or (iv) by any combination of the foregoing methods of payment. Any grant may provide for deferred payment of the option price from the proceeds of sale through a broker on the date of exercise of some or all of the shares of Common Stock to which the exercise relates. The Committee has the authority to specify at any time that Restricted Shares or other shares of Common Stock which are subject to risk of forfeiture or restrictions on transfer will be accepted for part or all of the option price. In such event, the Committee may provide that the shares of Common Stock received upon exercise of the stock option will not be subject to the same risks of forfeiture or restrictions on transfer which applied to the shares used as payment for the option price. The Committee may also provide that additional Option Rights will automatically be granted to an optionee upon the exercise of Option Rights.

         Option Rights granted under the Incentive Plan may be Option Rights that are intended to qualify as incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986 ("Code") or Option Rights that are not intended to so qualify. The Incentive Plan permits the granting of incentive stock options or non-qualified stock options at the discretion of the Committee. The exercise price for nonqualified stock options granted may not be less than 85% of the fair market value per share of Common Stock on the date of grant. The exercise price for ISOs may not be less than the fair market value per share of Common Stock on the date of grant, and ISOs granted to persons owning more than 10% of the Company's voting stock must have an exercise price of not less than 110% of the fair market value per share of Common Stock on the date of grant. All options granted must be exercised within ten years of grant, except that ISOs granted to 10% or more stockholders must be exercised within five years of grant. The aggregate market value (as determined as of the date of grant) of the Common Stock for which any optionee may be awarded ISOs which are first exerciseable by such optionee during any calendar year may not exceed $100,000. At or after the date of grant of any non-qualified Option Rights, the Committee may provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis or may provide that dividend equivalents be credited against the option price.

         Each grant must specify the conditions, including as and to the extent determined by the Committee, the period or periods of continuous employment or continuous engagement of consulting services of the optionee by the Company or any subsidiary, or the achievement of Management Objectives (as defined in the Incentive Plan), that are necessary before the Option Rights will become exercisable, and may provide for the earlier exercise of the Option Rights, including, without limitation, in the event of a change in control of the Company or other similar transaction or event. Successive grants may be made to the same optionee regardless of whether Option Rights previously granted to him or her remain unexercised.

         Appreciation Rights. Appreciation Rights granted under the Incentive Plan may be either free-standing or granted in tandem with Option Rights. An Appreciation Right represents the right to receive from the Company the difference ("Spread"), or a percentage thereof not in excess of 100 percent, between the base price per share of Common Stock in the case of a free-standing Appreciation Right, or the option price of the related Option Right in the case of a tandem Appreciation Right, and the market value of the Common Stock on the date of exercise of the Appreciation Right. Tandem Appreciation Rights may only be exercised at a time when the related Option Right is exercisable and the Spread is positive, and the exercise of a tandem Appreciation Right requires the surrender of the related Option Right for cancellation.

         A free-standing Appreciation Right must have a base price that is at least equal to the fair market value of a share of Common Stock on the date of grant, must specify the conditions, including as and to the extent determined by the Committee, the period of continuous employment or continuous engagement of consulting services, or the achievement of Management Objectives, that are necessary before the Appreciation Right becomes exercisable (except that it may provide for its earlier exercise, including, without limitation, in the event of a change in control of the Company or other similar transaction or event) and may not be exercised more than 10 years from the date of grant. Any grant of Appreciation Rights may specify that the amount payable by the Company upon exercise may be paid in cash, shares of Common Stock or a combination thereof, and the Committee may either reserve or grant to the recipient the right to elect among those alternatives. The Committee may provide with respect to any grant of Appreciation Rights for the payment of dividend equivalents thereon in cash or Common Stock on a current, deferred or contingent basis.

         Restricted Shares. An award of Restricted Shares involves the immediate transfer by the Company to a participant of ownership of a specific number of shares of Common Stock in consideration of the performance of services or, as and to the extent determined by the Committee, the achievement of Management Objectives. The participant is entitled immediately to voting, dividend and other ownership rights in the shares. The transfer may be made without additional consideration from the participant or in consideration of a payment by the participant that is less than the market value of the shares on the date of grant, as the Committee may determine.

         Restricted Shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee. An example would be a provision that the Restricted Shares would be forfeited if the participant ceased to serve the Company as an officer or other key employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Committee for the period during which the forfeiture provisions are to continue. The Committee may provide for a shorter period during which the forfeiture provisions are to apply, including, without limitation, in the event of a change in control of the Company or other similar transaction or event.

         Deferred Shares. An award of Deferred Shares constitutes an agreement by the Company to deliver shares of Common Stock to the participant in the future in consideration of the performance of services, subject to the fulfillment of such conditions during the Deferral Period (as defined in the Incentive Plan) as the Committee may specify. During the Deferral Period, the participant has no right to transfer any rights under the award and no right to vote the shares covered by the award. On or after the date of any grant of Deferred Shares, the Committee may authorize the payment of dividend equivalents thereon on a current, deferred or contingent basis in either cash or additional shares of Common Stock. Grants of Deferred Shares may be made without additional consideration from the participant or for consideration in an amount that is less than the market value of the shares on the date of grant. Deferred Shares must be subject to a Deferral Period, as determined by the Committee on the date of grant, except that the Committee may provide for a shorter Deferral Period, including, without limitation, in the event of a change in control of the Company or other similar transaction or event.

         Performance Shares and Performance Units. A Performance Share is the equivalent of one share of Common Stock, and a Performance Unit is the equivalent of $1.00. A participant may be granted any number of Performance Shares or Performance Units. The participant will be given one or more Management Objectives to meet within a specified period ("Performance Period") which may be subject to earlier termination, including, without limitation, in the event of a change in control of the Company or other similar transaction or event. A minimum level of acceptable achievement will also be established by the Committee. If by the end of the Performance Period the participant has achieved the specified Management Objectives, he or she will be deemed to have fully earned the Performance Shares or Performance Units. If the participant has not achieved the Management Objectives but has attained or exceeded the predetermined minimum level of acceptable achievement, he or she will be deemed to have partly earned the Performance Shares or Performance Units in accordance with a predetermined formula. To the extent earned, the Performance Shares or Performance Units will be paid to the participant at the time and in the manner determined by the committee in cash, shares of Common Stock or any combination thereof, and the Committee may either grant to the recipient or retain the right to elect among these alternatives. At or after the date of grant of any Performance Shares, the Committee may provide for the payment of dividend equivalents to the optionee on a current, deferred or contingent basis.

         Management Objectives

         Management Objectives mean the achievement of performance objectives established pursuant to the Incentive Plan. The Committee may adjust Management Objectives and related minimum acceptable levels of achievement if events or transactions have occurred after the date an award was granted that are unrelated to the performance of the participant and result in distortion of the Management Objectives or the related minimum levels. Management Objectives may be described in terms of either Company-wide objectives or objectives that are related to the performance of the individual participant or the division, subsidiary, department or function within the Company or a subsidiary in which the participant is employed or with respect to which the participant provides consulting services.

         Transferability

         No Option Right, or other "derivative security" within the meaning of Rule 16b-3 under the Exchange Act, is transferable by a participant except by will or the laws of descent and distribution. Option Rights and Appreciation Rights may not be exercised during a participant's lifetime except by the participant or, in the event of his or her incapacity, by his or her guardian or legal representative acting in a fiduciary capacity on behalf of the participant under state law and court supervision.

         Adjustments

         The maximum number of shares of Common Stock that may be issued or transferred under the Incentive Plan, the number of shares covered by outstanding awards and the option prices or base prices per share applicable thereto, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spin-offs, reorganizations, liquidations, issuances of rights or warrants, and similar transactions or events. In the event of any such transaction or event, the Committee may in its discretion provide in substitution for any or all outstanding awards under the Incentive Plan such alternative consideration as it may in good faith determine to be equitable in the circumstances and may require the surrender of all awards so replaced.

         Administration and Amendments

         The Incentive Plan is to be administered by a committee ("Committee") of the Board of Directors which shall consist of not less than two directors, each of whom is a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act. In connection with its administration of the Incentive Plan, the Committee is authorized to interpret the Incentive Plan and related agreements and other documents. The Committee may make grants to participants under any or a combination of all of the various categories of awards that are authorized under the Incentive Plan. The Committee may with the concurrence of the affected participant cancel any agreement evidencing an award granted under the Incentive Plan. In the event of any such cancellation, the Committee may authorize the granting of a new award under the Incentive Plan in such manner, at such price and subject to such other terms, conditions and discretion as would have been applicable under the Incentive Plan had the canceled award not been granted. The Committee may also grant any award or combination of awards authorized under the Incentive Plan, including without limitation an award that was granted prior to the adoption of the Incentive Plan, and any such award or combination of awards so granted under the Incentive Plan may or may not cover the same number of shares of Common Stock as had been covered by the canceled award and will be subject to such other terms, conditions and discretion as would have been permitted under the Incentive Plan had the canceled award not been granted.

         The Incentive Plan may be amended from time to time by the Committee, but without further approval by the Stockholders of the Company no such amendment (unless expressly allowed pursuant to the adjustment provisions described above) may (i) increase the aggregate number of shares that may be issued or transferred plus the amount of shares covered by outstanding awards, or increase the aggregate number of Performance Units that may be granted thereunder or (ii) otherwise cause Rule 16b-3 under the Exchange Act to cease to be applicable to the Incentive Plan.

         Federal Income Tax Consequences to Participants in Plan

         The following is a brief summary of certain of the federal income tax consequences of certain transactions under the Incentive Plan based on federal income tax laws in effect on January 1, 1996. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

         Non-qualified Option Rights. In general: (i) no income will be recognized by an optionee at the time a non-qualified Option Right is granted;
(ii) at the time of exercise of a non-qualified Option Right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares if they are nonrestricted on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified Option Right, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

         Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. If shares of Common Stock are issued to an optionee pursuant to the exercise of an incentive stock option and no disqualifying disposition of the shares is made by the optionee within two years after the date of grant or within one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss.

         If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares in a sale or exchange) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

         Appreciation Rights. No income will be recognized by a participant in connection with the grant of an Appreciation Right. When the Appreciation Right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount of cash, and the fair market value of any nonrestricted shares of Common Stock, received pursuant to the exercise. In limited circumstances, however, the Internal Revenue Service ("IRS") may contend that the holder of a free-standing appreciation right is in constructive receipt of ordinary income before the Appreciation Right is actually exercised if (i) a maximum limitation on the amount payable upon exercise of the Appreciation Right at a time when the Appreciation Right is imposed and (ii) the maximum limitation is reached prior to the exercise of the Appreciation Right at a time when the Appreciation Right is exercisable.

         Restricted Shares. A recipient of Restricted Shares generally will be subject to tax at ordinary income rates on the fair market value of the Restricted Shares reduced by any amount paid by the recipient at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Section 83 of the Code. However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of the share (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. If a Section 83(b) election has not been made, any non-restricted dividends received with respect to Restricted Shares that are subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient.

         Deferred Shares. No income generally will be recognized upon the grant of Deferred Shares. The recipient of a grant of Deferred Shares generally will be subject to tax at ordinary income rates on the fair market value of nonrestricted shares of Common Stock on the date that the Deferred Shares are transferred to the recipient, reduced by any amount paid by the recipient, and the capital gain or loss holding periods for the Deferred Shares will also commence on that date.

         Performance Shares and Performance Units. No income generally will be recognized upon the grant of Performance Shares or Performances Units. Upon payment in respect of the earn-out of Performance Shares or Performance Units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock received.

         Special Rules Applicable to Officers and Directors

         In limited circumstances where the sale of stock that is received as the result of a grant of an award could subject an officer or director to suit under Section 16(b) of the Exchange Act, the tax consequences to the officer or director may differ from the tax consequences described above. In these circumstances, unless a special election has been made, the principal difference usually will be to postpone valuation and taxation of the stock received so long as the sale of stock received could subject the officer or director to suit under Section 16(b) of the Exchange Act, but no longer than six months.

         Tax Consequences to the Company

         To the extent that a participant recognizes ordinary income in the circumstance described above, the Company will be entitled to a corresponding deduction provided that, among other things, (i) the income meets the test of reasonableness, is an ordinary and necessary business expense, is not subject to the annual compensation limitation set forth in Section 162(m) of the Code and is not an "excess parachute payment" within the meaning of Section 280G of the Code and (ii) any applicable withholding obligations are satisfied.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. II.

              PROPOSAL NO. III - APPROVAL OF THE 1996 STOCK OPTION
                         PLAN FOR NON-EMPLOYEE DIRECTORS

         The Board of Directors adopted the 1996 Stock Option Plan for Non-Employee Directors of the Company (the "Directors Plan") on April 6, 1996, subject to approval by the Stockholders of the Company at the Annual Meeting. Capco and SEDCO, which own approximately 62% and 5% of the shares of Common Stock of the Company, respectively, have each advised the Company that they intend to vote for the approval of the Directors Plan.

PRIOR HISTORY OF DIRECTORS STOCK OPTION PLANS

          In September 1992, the Company's Stockholders approved a Non-Qualified Stock Option Plan for directors and reserved 250,000 shares of unissued Common Stock for issuance under this plan. No options were granted under this plan and it was terminated by the Company's Board of Directors in July 1995. Management was instructed by the Board of Directors at that time to review alternative plans that would provide for the issuance of stock options to directors by the Company.

DESCRIPTION OF THE DIRECTORS PLAN

         General

         The following general description of certain features of the Directors Plan is qualified in its entirety by reference to the Directors Plan, which is attached as Appendix B. The Directors Plan is intended to encourage outside directors of the Company to own shares of the Company's stock and thereby to align their interests more closely with the interests of the other stockholders of the Company, to encourage the highest level of outside director performance by providing such directors with a direct interest in the Company's attainment of its financial goals, and to provide financial incentives that will help attract and retain the most qualified outside directors.

         Administration and Eligibility

         The Directors Plan will be administered by a committee ("Committee") of the Board of Directors, consisting of not less than two members of the Board. Only members of the Board of Directors who are not employees of the Company (each a "director") will be eligible to participate in the Directors Plan. For purposes of the Directors Plan, an "employee" is a person whose compensation from the Company is subject to withholding under the Code. Currently, of the nominees for director, Messrs. Barker, Hagler, Hickey and Richards would qualify as Directors under the Directors Plan.

         Maximum Shares

         Subject to adjustment as described below, the number of shares issued or transferred, plus the number of shares covered by outstanding options under the Directors Plan shall not exceed 250,000 shares of Common Stock. Shares of Common Stock covered by an option which is canceled or terminated will again be available to be issued or to be the subject of a stock option granted under the Directors Plan.

         Initial Options

         Each non-employee director of the Company who is a director on the effective date of the Directors Plan is granted an immediate option to purchase 5,000 shares of Common Stock and also receives an automatic grant of additional options to purchase 5,000 shares of Common Stock on July 1, 1996, and on July 1 of each calendar year thereafter for so long as he or she continues to serve as a director. Individuals becoming Directors after the effective date of the plan receive an immediate option to purchase 5,000 shares of Common Stock, and also receive automatic grants of additional options to purchase 5,000 shares of Common Stock on July 1 of each calendar year thereafter, for so long as he or she continues to serve as a director, provided that he or she has served as a director for at least six months prior thereto.

         The exercise price of the options granted is equal to the fair market value per share of Common Stock on the date of grant. Options granted under the Directors Plan are exercisable immediately. Options granted to non-employee directors must be exercised within three months after the Director's termination (in the event that termination was due to other than death or disability), or one year after termination (in the event that termination was due to death or disability), or by the tenth anniversary of the date of grant, whichever occurs first. All awards under the Directors Plan may be only non-qualified stock options.

         Purchase Price

         The purchase price of stock options granted under the Directors Plan may be paid in cash, shares of Common Stock held by the optionee for at least six months, or a combination thereof. Shares of Common Stock issued pursuant to the Directors Plan may be authorized but unissued shares or treasury shares. Fractional shares will not be issued in connection with the exercise of a stock option, and cash in lieu thereof will be paid by the Company.

         Adjustment

         The Committee will make or provide for adjustments to the maximum number of shares issuable pursuant to the Directors Plan, the number and kind of shares of Common Stock or other securities that are covered by outstanding options, and the option price applicable to outstanding options as the Committee will in good faith determine to be equitably required to prevent dilution or expansion of the rights of optionees which would otherwise result from any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing.

         Amendment or Termination

         The Board may at any time amend or terminate the Directors Plan. Notwithstanding the foregoing, (i) except for the adjustments described above, without the approval of the stockholders of the Company, no such amendment will increase the maximum number of shares covered by the Directors Plan, materially modify the requirements as to eligibility for participation in the Directors Plan, or otherwise cause the Directors Plan or any grant, award or election made pursuant thereto to cease to satisfy any applicable condition of Rule 16b-3 promulgated under the Exchange Act, (ii) no such amendment will cause any director to fail to qualify as a "disinterested person" within the meaning of Rule 16b-3, (iii) provisions relating to the amount and price of securities to be awarded and the timing of awards under the Directors Plan will not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules promulgated thereunder and (iv) no amendment or termination will adversely affect any outstanding award without the consent of the director holding such award.

         Other Provisions

         No Option Rights may be granted under the Directors Plan more than ten years after the date of approval of the Directors Plan by the Company's Stockholders.

         Federal Income Tax Consequences

         A director who receives Option Rights should be taxed under the rules described below. In general (i) no income will be recognized by an optionee at the time an Option Right is granted; (ii) at the time of exercise of an Option Right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of an Option Right, any appreciation (or depreciation) in the value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. The IRS has indicated that it may take the position that, where an option's exercise price is set at an amount less than fair market value on the date of grant, the optionee should recognize income at an earlier date than indicated above.

         Tax Consequences to the Company

         To the extent that an optionee recognizes ordinary income in the circumstance described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the Code.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. III.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of April 19, 1996 with respect to beneficial ownership of the Company's Common Stock by: (i) each person who is known by the Company to beneficially own five percent or more of any class of the Company's Common Stock, (ii) each director and nominee for director of the Company, and (iii) all directors, nominees for director and officers of the Company as a group.

         NAME & ADDRESS                   AMOUNT & NATURE OF       PERCENTAGE OF CLASS
      OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP(1)
- --------------------------------------------------------------------------------------
STOCKHOLDERS

Capco Resources Ltd.(2)                       2,646,500                  62.0%
950, 444 Fifth Avenue S.W.
Dayon Building
Calgary, Alberta, Canada  T2P  2T8

Ilyas Chaudhary(3)                            2,850,560                  66.7%
17512 Von Karman Avenue
Irvine, CA  92714

DIRECTORS AND DIRECTOR NOMINEES,
OTHER THAN MR. CHAUDHARY

Francis J. Barker                               3,100                      *
1760 Ramiro Road
San Marino, CA   91108

William N. Hagler                               7,000                      *
P.O. Box 35
Farmington, NM  97499

                                                                           *
William J. Hickey, Esq.                         1,350
67 Wall Street, Suite 2411
New York, NY  10005

William E. Richards                              100                       *
Suite 1200, 550-Sixth Avenue, S.W.
Calgary, Alberta T2P  052

All directors, nominees and                   2,863,710                  67.0%
officers as a group

- ----------------------------------
*      Less than 1.00%.

(1) Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed above have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2) Mr. Chaudhary, who is the President and Chief Executive Officer of the Company, as the controlling stockholder of Capco, is deemed to be the beneficial owner of these shares.

(3) Includes 2,646,500 and 203,495 shares of Common Stock of the Company owned by Capco and SEDCO, respectively. Mr. Chaudhary, as the controlling shareholder of such companies, is deemed to be the beneficial owner of such shares.

    CERTAIN INFORMATION WITH RESPECT TO EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The following table sets forth the name, age and position of the executive officers and key employees of the Company, other than Mr. Chaudhary:

                     NAME            AGE                 POSITION
                     ----            ---                 --------
              Walton C. Vance         48   Vice President, Secretary and Chief
                                           Financial Officer

              Larry R. Burroughs      58   President and Chief Operating Officer
                                           of Saba Petroleum, Inc.

              Bradley T. Katzung      43   President and Chief Operating Officer
                                           of Saba Energy of Texas,
                                           Incorporated and Saba
                                           Petroleum of Michigan, Inc.

              Burt M. Cormany         66   President and Chief Operating Officer
                                           of Santa Maria Refining Company

Executive Officers

         Walton C. Vance has been the Vice President and Chief Financial Officer of the Company since 1993 and became Secretary in 1994. From 1990 to 1993, Mr. Vance provided accounting and financial reporting services to small businesses, including oil and gas producers. From 1985 to 1990, Mr. Vance was the Executive Director for a law firm in Dallas, Texas. Mr. Vance was Chief Financial Officer of Natural Resource Management Corporation (now Edisto Resources) from 1981 to 1983 and Treasurer in 1984.

Officers of Significant Subsidiaries

         Larry R. Burroughs has been President and Chief Operating Officer of Saba Petroleum, Inc., which operates the Company's California properties, since 1994. Mr. Burroughs has over 38 years experience in the oil and gas industry as an engineer and producer, and as the owner of several oil and gas production companies.

         Bradley T. Katzung has been President and Chief Operating Officer of Saba Energy of Texas, Incorporated and President of Saba Petroleum of Michigan, Inc. since 1994. Mr. Katzung joined the Company in 1993 as Vice President of Operations for Saba Energy of Texas, Incorporated, Saba Petroleum of Michigan, Inc., and Saba Petroleum, Inc. Mr. Katzung has more than twenty years experience in the oil and gas industry, including as Vice President of Operations for Okland Oil Company and President of Midwest Oil and Gas Consultants.

         Burt M. Cormany has been President of Santa Maria Refining Company since July 1994. Mr. Cormany has worked in various capacities for the Company's Santa Maria refinery since 1961, including refinery manager from 1974 to 1990, and was a consultant to the Company for several months in 1994 prior to becoming President of Santa Maria Refining Company.

                             EXECUTIVE COMPENSATION

         Set forth below is a table which presents compensation information for the Company's chief executive officer. No other executive officers of the Company received salary and bonuses of over $100,000 in fiscal year 1995.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG TERM COMPENSATION
                                                           ANNUAL COMPENSATION                  AWARDS
                                                         -----------------------     ----------------------------
                                                                                     SECURITIES
                                                                    OTHER ANNUAL     UNDERLYING        ALL OTHER
     NAME AND PRINCIPAL POSITION        YEAR   SALARY(1)  BONUS     COMPENSATION       OPTIONS       COMPENSATION
- -----------------------------------------------------------------------------------------------------------------
Ilyas Chaudhary, Chairman of the        1995   $150,000   $1,731        (3)            100,000             -
Board, President and Chief Executive    1994   $120,786     -           (3)               -                -
Officer(2)                              1993   $110,000     -           (3)               -                -
- -----------------------------------------------------------------------------------------------------------------

(1) In 1995, 1994 and 1993 the Company reimbursed SEDCO, a corporation wholly-owned by Ilyas Chaudhary, President and Chief Executive Officer of the Company, an amount equal to $75,000, $120,786 and $110,000, respectively, for management services.

(2) Mr. Chaudhary served as President from September 11, 1991 until July 16, 1992 when he was elected Chairman of the Board. He was again elected President on December 23, 1992, and served in that capacity until April 26, 1993. On December 11, 1993 and February 19, 1994, respectively, Mr. Chaudhary was elected Chief Executive Officer and President, in addition to his position as Chairman of the Board.

(3) "Other Annual Compensation" was less than the lesser of $50,000 or 10% of such officer's annual salary and bonus for such year.

         OPTION GRANTS. The following table summarizes pertinent information concerning the grant of stock options made during the fiscal year ended December 31, 1995 to Mr. Chaudhary.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                Individual Grants
- -------------------------------------------------------------------------------
                    Options     Percent of Total          Exercise
                    Granted     Options Granted to        Price      Expiration
Name                (#) (1)     Employees in Fiscal Year  ($/Share)  Date
- -------------------------------------------------------------------------------
Ilyas Chaudhary     100,000     100%                      $3.00      1/1/2005

- --------------------

(1) The options granted to Mr. Chaudhary vest to the extent of 20% of the shares covered thereby on January 1 of each of the years 1996 through 2000.

         OPTION EXERCISES AND FISCAL YEAR-END VALUES. Shown below is information with respect to the options exercised and unexercised options to purchase Common Stock of the Company granted in fiscal 1995 to Mr. Chaudhary.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                                  Value of
                                                                                Unexercised,
                                                     Number of Unexercised         In-the-
                                                       Options at Fiscal      Money Options at
                                                         Year-End (#)        Fiscal Year-End ($)
                      Shares
                    Acquired on    Value Realized         Exercisable          Exercisable/
       Name        Exercise (#)          ($)             Unexercisable         Unexercisable
- ------------------------------------------------------------------------------------------------
 Ilyas Chaudhary        ----             ----              0/100,000            $0/$462,500


EMPLOYMENT AGREEMENTS

         The Company and Mr. Chaudhary have entered into an employment agreement (the "Employment Agreement") pursuant to which the Company agreed to employ Mr. Chaudhary as the President and Chief Executive Officer of the Company for a period of five years from January 1, 1995, subject to annual renewals thereafter. A relatively small portion of Mr. Chaudhary's time is spent working for Capco and other companies. The Company is reimbursed for Mr. Chaudhary's time spent on such other matters. The Employment Agreement provides for Mr. Chaudhary to receive a base salary of $150,000 per year for the first year and automatic 10% increases beginning in the second year. Under the Employment Agreement Mr. Chaudhary is eligible for participation in the stock option plans of the Company. Pursuant to the Employment Agreement, Mr. Chaudhary received options to acquire 100,000 shares of the Company's Common Stock, vesting 20% per annum, at an exercise price of $3.00 per share. Upon termination of Mr. Chaudhary's employment during the term of the employment agreement for any reason other than for "cause," Mr. Chaudhary's death or permanent incapacitation, or voluntary termination, the Company will be obligated to pay Mr. Chaudhary a lump sum severance payment in the amount equal to Mr. Chaudhary's then current annual base salary.

DIRECTOR COMPENSATION

         The Company does not pay any additional remuneration to executive officers for serving as directors. Directors of the Company who are not employees received an annual retainer of $7,500, beginning July 1, 1995, and $650 per meeting attended in 1995. The present Board of Directors received a total of $26,700 in cash compensation in 1995. Directors of the Company are also reimbursed for out of pocket expenses incurred in connection with their attendance at Board of Directors meetings, including reasonable travel and lodging expenses. No family relationships exist between or among any of the directors or executive officers.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         SEDCO and Capco, corporations majority-owned by Mr. Chaudhary, own 203,495 shares (4.7%) and 2,646,500 shares (62.0%), respectively, of the Common Stock of the Company.

         Certain officers and directors are engaged in the oil and gas business for their own account and have business relationships with other oil and gas exploration and development companies or individuals. As a result, potential conflicts of interests between such persons and the Company might arise. The directors have agreed, however, that oil and gas opportunities which may become available to them will first be offered to the Company.

         In 1995 the following occurred: (i) the Company charged its affiliates $7,600 and was charged $97,900 by affiliates for interest on short-term advances, (ii) the Company received short-term advances from affiliates totaling $456,800 and provided short-term advances to affiliates totaling $440,700, (iii) the Company charged its affiliates $92,900 for reimbursement of certain general and administrative expenses, and (iv) affiliated companies loaned a total of $2,221,900 to the Company, at an interest rate of 9% per annum, in connection with the acquisition of producing oil and gas properties in Colombia; of this amount, $600,000 was converted to equity by the issuance of 75,000 shares of Common Stock of the Company, and the balance of the borrowings is due April 1, 2006 and is subordinated to the same extent as the Company's 9% Senior Subordinated Convertible Debentures due 2005 are subordinated.

         In October 1995, the Company borrowed $250,000 from Unico, Inc., a company controlled by William N. Hagler, a director of the Company, which indebtedness bore interest at 10% per annum and was due April 15, 1996. In December 1995, the Company borrowed an additional $100,000 from Unico, Inc. on the same terms. The entire amount of principal and interest was repaid in December 1995.

         In 1994 the following occurred: (i) the Company charged its affiliates $105,300 for reimbursement of certain general and administrative expenses, (ii) the Company sold certain oil and gas producing properties to an affiliated company for total consideration of $20,630, (iii) the Company charged its affiliates $24,800 for costs related to property settlements, (iv) Capco and other affiliated companies advanced $157,938 to the Company, and (v) the Company's Canadian subsidiary provided advances of approximately $177,000 to companies controlled by Mr. Chaudhary.

         In December 1994, the Company acquired all of the outstanding shares of common stock of Capco Resource Properties Ltd. from Capco, holder of 62% of the Company's outstanding Common Stock, in exchange for 300,000 shares of Common Stock of the Company. Mr. Chaudhary is the controlling shareholder of Capco.

                                FILING DISCLOSURE

         Section 16(a) of the Exchange Act, as amended, and the rules thereunder require the Company's officers and directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in the ownership with the Securities and Exchange Commission and to furnish the Company with copies.

         Based upon its review of the copies of such forms received by it, or written representation from certain reporting persons, the Company believes that, during the last fiscal year, all filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with, except that, due to an administrative oversight, a report on Form 4 required to be filed by Mr. Chaudhary to report the acquisition of 75,000 shares of the Company's Common Stock by Capco and his beneficial ownership of these shares was filed after such report was due to be filed.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         Coopers & Lybrand L.L.P. were independent accountants for the Company for the year ended December 31, 1995. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting and to be available to respond to appropriate questions. No auditors have been appointed for calendar year 1996. Stockholders are not being requested to ratify the appointment of auditors for 1996.

         On December 9, 1994, the Board of Directors of the Company, pursuant to the recommendations of the Board's Audit Committee, adopted a resolution dismissing Jackson & Rhodes, P.C., Dallas, Texas, as the Company's principal accountant and engaging the accounting firm of Coopers & Lybrand L.L.P., Los Angeles, California as the Company's independent accountants. The change in accountants from Jackson & Rhodes, P.C. to Coopers & Lybrand L.L.P. was effective for fiscal year 1994 and was not due to any disagreements between the Company and Jackson & Rhodes, P.C.

                     SUBMISSION OF PROPOSALS BY STOCKHOLDERS

         In order to be eligible for inclusion in the Company's Proxy Statement for the next Annual Meeting of Stockholders, anticipated to be held in June 1997, any proposal by a stockholder must be received by the Company in writing at its principal office in Irvine, California by December 27, 1996.

                                 OTHER BUSINESS

         The Board of Directors does not know of any business to be presented for consideration at the Annual Meeting of Stockholders other than that stated in the Notice of Annual Meeting of Stockholders. It is intended, however, that persons authorized under the proxies solicited from the stockholders by the Board of Directors may, in the absence of instructions to the contrary, vote or act in accordance with their judgment with respect to any other proposal properly presented for action at such meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        SABA PETROLEUM COMPANY



                                        Walton C. Vance
                                        Secretary

Irvine, California
May 3, 1996

                             SABA PETROLEUM COMPANY

                           1996 INCENTIVE EQUITY PLAN

         1. PURPOSE. The purpose this Plan is to attract and retain officers and other key employees of and consultants to Saba Petroleum Company (the "Corporation") and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

         2.    DEFINITIONS. As used in this Plan,

         "APPRECIATION RIGHT" means a right granted Pursuant to Section 5 of this Plan, including a Free-standing Appreciation Right and a Tandem Appreciation Right.

         "BASE PRICE" means the price to be used as the basis for determining the Spread upon the exercise of a Free-standing Appreciation Right.

         "BOARD" means the Board of Directors of the Corporation.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMITTEE" means the committee described in Section 14(a) of this Plan.

         "COMMON SHARES" means (i) shares of the Common Stock, no par value, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 10 of this Plan.

         "DATE OF GRANT" means the date specified by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

         "DEFERRAL PERIOD" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

         "DEFERRED SHARES" means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

         "EFFECTIVE DATE" shall have the meaning set forth in Section 17.

         "FREE-STANDING APPRECIATION RIGHT" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right or similar right.

         "INCENTIVE STOCK OPTION" means an Option Right that is intended to qualify as an "incentive stock option" under Section 422 of the Code or any successor provision thereto.

         "MANAGEMENT OBJECTIVES" means the achievement of performance objectives established pursuant to this Plan, which may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant, or the Subsidiary, division, department or function within the corporation or Subsidiary in which the Participant is employed or with respect to which the Participant provides consulting services. The Committee may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Date of Grant that are unrelated to the performance of the Participant and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

         "MARKET VALUE PER SHARE" means the fair market value of the Common Shares as determined by the Committee from time to time.

         "NONQUALIFIED OPTION" means an Option Right that is not intended to qualify as an Incentive Stock Option.

         "OPTIONEE" means the person so designated in an agreement evidencing an outstanding Option Right or the Successor of an Optionee, as the context so requires.

         "OPTION PRICE" means the purchase price payable upon the exercise of an Option Right.

         "OPTION RIGHT" means the right to purchase Common Shares from the Corporation upon the exercise of a Nonqualified Option or an Incentive Stock Option granted pursuant to Section 4 of this Plan.

         "PARTICIPANT" means a person who is selected by the Committee to receive benefits under this Plan and (i) is at that time an officer, including without limitation an officer who may also be a member of the Board, or other key employee of or a consultant to the Corporation or any Subsidiary or (ii) has agreed to commence serving in any such capacity, or the Successor of a Participant, as the context requires.

         "PERFORMANCE PERIOD" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating thereto are to be achieved.

         "PERFORMANCE SHARE" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

         "PERFORMANCE UNIT" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

         "RELOAD OPTION RIGHTS" means additional Option Rights automatically granted to an Optionee upon the exercise of Option Rights pursuant to Section 4(f) of this Plan.

         "RESTRICTED SHARES" means Common Shares granted or sold pursuant to
Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 6 hereof has expired.

         "RULE 16B-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule to the same effect.

         "SPREAD" means, in the case of a Free-standing Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Base Price specified therein or, in the case of a Tandem Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Option Price specified in the related Option Right.

         "SUBSIDIARY" means any corporation in which the Corporation owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of the grant.

         "SUCCESSOR" of a Participant means the legal representative of the estate of a deceased Participant or the person or persons who shall acquire the right to exercise an award hereunder by bequest or inheritance or by reason of death of the Participant.

         "TANDEM APPRECIATION RIGHT" means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right or any similar right granted under any other plan of the Corporation.

         3. SHARES AND PERFORMANCE UNITS AVAILABLE UNDER THE PLAN. (a) Subject to adjustment as provided in Section 10 of this Plan, the number of Common Shares issued or transferred, plus the number of Common Shares covered by outstanding awards granted under this Plan, shall not in the aggregate exceed 500,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof. For the purposes of this
Section 3(a):

                       (i) Upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder.

                       (ii) Common Shares covered by any award granted under this Plan shall be deemed to have been issued or transferred, and shall cease to be available for future issuance or transfer in respect of any other award granted hereunder, at the earlier of the time when they are actually issued or transferred or the time when dividends or dividend equivalents are paid thereon; provided, however, that Restricted Shares shall be deemed to have been issued or transferred at the earlier of the time when they cease to be subject to a substantial risk of forfeiture or the time when dividends are paid thereon.

               (b) The number of Performance Units that may be granted under this Plan shall not in the aggregate exceed 100,000. Performance Units that are granted under this Plan, but are paid in Common Shares or are not earned by the Participant at the end of the Performance Period, shall be available for future grants of Performance Units hereunder.

         4. OPTION RIGHTS. The Committee may from time to time authorize grants to Participants of options to purchase Common Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

               (a) Each grant shall specify the number of Common Shares to which it pertains; provided, however, that no participant shall be granted Option Rights for more than 100,000 Common Shares in any one fiscal year of the Corporation, subject to adjustment as provided in
         Section 10 of this Plan.

               (b) Each grant shall specify an Option Price per Common Share, which may be less than, equal to or greater than the Market Value per Share on the Date of Grant; provided, however, (i) the Option Price shall equal at least 85% of the Market Value per Share on the Date of Grant, or (ii) the Option Price with respect to each Incentive Stock Option shall not be less than 100% (or 110%, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners)) of the Market Value per Share on the Date of Grant.

               (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalents acceptable to the Committee, (ii) subject to Section 4(d), nonforfeitable, unrestricted Common Shares, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 4(d) below, on such basis as the Committee may determine in accordance with this Plan and (iv) any combination of the foregoing.

               (d) On or after the Date of Grant of any Nonqualified Option, the Committee may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received by the Optionee upon the exercise of the Nonqualified Option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

               (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on the date of exercise of some or all of the Common Shares to which the exercise relates.

               (f) On or after the Date of Grant of any Option Rights, the Committee may provide for the automatic grant to the Optionee of Reload Option Rights upon the exercise of Option Rights, including Reload Option Rights for Common Shares or any other noncash consideration authorized under Sections 4(c) and (d) above.

               (g) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to the Participant remain unexercised.

               (h) Each grant shall specify the conditions, including as and to the extent determined by the Committee, the period or periods of continuous employment, or continuous engagement of the consulting services, of the Optionee by the Corporation or any Subsidiary, or the achievement of Management Objectives, that are necessary before the Option Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Option Rights, including, without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

               (i) Option Rights granted pursuant to this Section 4 may be Nonqualified Options or Incentive Stock Options or combinations thereof, as set forth in the award agreement.

               (j) On or after the Date of Grant of any Nonqualified Option, the Committee may provide for the payment to the Optionee of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis, or the Committee may provide that any dividend equivalents shall be credited against the Option Price.

               (k) No Option Right granted pursuant to this Section 4 may be exercised more than 10 years from the Date of Grant (except that, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners) who is granted an Incentive Stock Option, the term of such Option Right shall be no more than five years from the Date of Grant).

               (l) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the

         Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

               (m) The aggregate Market Value per Share, determined as of the Date of Grant, of the Common Shares for which any Optionee may be awarded Incentive Stock Options which are first exercisable by the Optionee during any calendar year under this Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000.

               (n) If and to the extent otherwise advisable herein or under the applicable option agreement, upon and after the death of an Optionee, such Optionee's Option Rights, to the extent exercisable after death may be exercised by the Successors of the Optionee. An Option Right may be exercised, and payment in full of the aggregate Option Price made, by the Successors of an Optionee only by written notice (in the form prescribed by the Committee) to the Corporation specifying the number of Common Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Option Right will be exercised as otherwise provided hereunder, in the discretion of the Corporation or the Committee, if and as applicable.

               5. APPRECIATION RIGHTS. The Committee may also authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of an Appreciation Right. Any grant of Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

               (a) Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Corporation in cash, Common Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Corporation to issue Common Shares or other equity securities in lieu of cash; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

               (b) Any grant may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Committee on the Date of Grant.

               (c) Any grant may specify (i) a waiting period or periods before Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Appreciation Rights shall be exercisable.

               (d) Any grant may specify that an Appreciation Right may be exercised only in the event of a change in control of the Corporation or other similar transaction or event.

               (e) On or after the Date of Grant of any Appreciation Rights, the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

               (f) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such other terms and provisions as the Committee may determine consistent with this Plan.

               (g) Regarding Tandem Appreciation Rights only: Each grant shall provide that a Tandem Appreciation Right may be exercised only
         (i) at a time when the related Option Right (or any similar right granted under any other plan of the Corporation) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such other right) for cancellation.

               (h)    Regarding Free-standing Appreciation Rights only:

                     (i) Each grant shall specify in respect of each Free-standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

                     (ii) Successive grants may be made to the same Participant regardless of whether any Free-standing Appreciation Rights previously granted to the Participant remain unexercised; provided, however, that no participant shall be granted more than 100,000 Freestanding Appreciation Rights in any one fiscal year of the Corporation, subject to adjustment as provided in Section 10 of this Plan;

                     (iii) Each grant shall specify the conditions, including as and to the extent determined by the Committee, the period or periods of continuous employment, or continuous engagement of the consulting services, of the Participant by the Corporation or any Subsidiary, or the achievement of Management Objectives, that are necessary before the Free-standing Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Free-standing Appreciation Rights, including, without limitation, in the event of a change in control of the Corporation or other similar transaction or event; and

                     (iv) No Free-standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

         6. RESTRICTED SHARES. The Committee may also authorize grants or sales to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

               (a) Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, or as and to the extent determined by the Committee, the achievement of Management Objectives, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

               (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

               (c) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of such period, including without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

               (d) Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

               (e) Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

               (f) Each grant or sale shall be evidenced by an agreement, which shall be executed an behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to the Restricted Shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

         7. DEFERRED SHARES. The Committee may also authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

               (a) Each grant or sale shall constitute the agreement by the Corporation to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services rendered, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

               (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market value per Share on the Date of Grant.

               (c) Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of the Deferral Period, including without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

               (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote the Deferred Shares, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred Shares in cash or additional Common Shares on a current, deferred or contingent basis.

               (e) Each grant or sale shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

         8. PERFORMANCE SHARES AND PERFORMANCE UNITS. The Committee may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

               (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

               (b) The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Committee on the Date of Grant and may be subject to earlier termination, including, without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

               (c) Each grant shall specify the Management Objectives that are to be achieved by the Participant.

               (d) Each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

               (e) Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

               (f) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of Common Shares issued, with respect thereto may not exceed maximums specified by the Committee on the Date of Grant.

               (g) On or after the Date of Grant of Performance Shares, the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Common Shares on a current, deferred or contingent basis.

               (h) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

         9. TRANSFERABILITY. (a) No Option Right or other derivative security (as that term is used in Rule 16b-3) granted under this Plan may be transferred by a Participant except by will or the laws of descent and distribution. Option Rights and Appreciation Rights granted under this Plan may not be exercised during a Participant's lifetime except by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

         (b) Any grant made under this Plan may provide that all or any part of the Common Shares that are to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights or upon the termination of the Deferral Period applicable to Deferred Shares or in payment of Performance Shares or Performance Units, or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 6 of this Plan, shall be subject to further restrictions upon transfer.

         10. ADJUSTMENTS. The Committee may make or provide for such adjustments in the number of Common Shares covered by outstanding awards granted hereunder, the Option Prices per Common Share or Base Prices per Common Share applicable to any such awards, and the kind of shares (including shares of another issuer) covered thereby, as the Committee may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award. The Committee may also make or provide for such adjustments in the maximum number of Common Shares specified in Section 3(a) of this Plan, the maximum number of Performance Units specified in Section 3(b), and the maximum number of Common Shares and Free-standing Appreciation Rights specified in Sections 4(a) and 5(h)(ii) of this Plan as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this
Section 10.

         11. FRACTIONAL SHARES. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

         12. WITHHOLDING TAXES. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of any taxes required to be withheld. At the discretion of the Committee and subject to the provisions of Rule 16b-3, any such arrangements may include relinquishment of a portion of any such payment or benefit. The Corporation and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

         13. CERTAIN TERMINATIONS OF EMPLOYMENT OR CONSULTING SERVICES, HARDSHIP AND APPROVED LEAVES OF ABSENCE. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement, with the consent of the Corporation, termination of employment or consulting services to enter public service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 9(b) of this Plan, the Committee may take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including without limitation, waiving or modifying any limitation or requirement with respect to any award under this Plan.

         14. ADMINISTRATION OF THE PLAN. (a) This Plan shall be administered by a Committee of the Board, which shall be composed of not less than two members of the Board, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3.

         (b) The interpretation and construction by the Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units, and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

         15. AMENDMENTS AND OTHER MATTERS. (a) This Plan may be amended from time to time by the Committee; provided, however, that except as expressly authorized by this Plan, no such amendment shall increase the number of Common Shares specified in Section 3(a) hereof, increase the number of Performance Units specified in Section 3(b) hereof, or otherwise cause this Plan to cease to satisfy any applicable condition of Rule 16b-3, without further approval of the stockholders of the Corporation.

         (b) With the concurrence of the affected Participant, the Committee may cancel any agreement evidencing Option Rights or any other award granted under this Plan. In the event of any such cancellation, the Committee may authorize the granting of new Option Rights or other awards hereunder, which may or may not cover the same number of Common Shares or Performance Units as had been covered by the cancelled Option Rights or other award, at such Option Price, in such manner and subject to such other terms, conditions and discretion as would have been permitted under this Plan had the cancelled Option Rights or other award not been granted.

         (c) The Committee may grant under this Plan any award or combination of awards authorized under this Plan in exchange for the cancellation of an award that was not granted under this Plan, including without limitation any award that was granted prior to the adoption of this Plan by the Board, and any such award or combination of awards so granted under this Plan may or may not cover the same number of Common Shares as had been covered by the cancelled award and shall be subject to such other terms, conditions and discretion as would have been permitted under this Plan had the cancelled award not been granted.

         (d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any Subsidiary and shall not interfere in any way with any right that the Corporation or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

         (e)   (i)   To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from so qualifying, any such provision shall be null and void with respect to any such Option Right: provided, however, that any such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

               (ii) Any award that may be made pursuant to an amendment to this Plan that shall have been adopted without the approval of the stockholders of the Corporation shall be null and void if it is subsequently determined that such approval was required in order for this Plan to continue to satisfy the applicable conditions of Rule 16b-3.

         16. TERMINATION OF THE PLAN. No further awards shall be granted under this Plan after the passage of 10 years from the date on which this Plan is first approved by the stockholders of the Corporation.

         17. EFFECTIVE DATE. The effective date of this Plan (the Effective Date") shall be April 6, 1996, provided, however, that this Plan and each award granted hereunder shall be void and of no force or effect until and unless this Plan shall have been approved by a vote of the holders of the majority of the Common Shares of the Corporation present, or represented, and entitled to vote at a meeting duly held in accordance with Colorado law.

         18. NONTRANSFERABILITY. Each award granted under this Plan shall by its terms be nontransferable by the Participant except by will or the laws of decent and distribution of the state wherein the Participant is domiciled at the time of his death; provided, however, that the Committee may (but need not) permit other transfers, to the extent consistent with Rule 16b-3; where the Committee concludes that such transferability does not result in accelerated taxation and is otherwise appropriate and desirable.

                             SABA PETROLEUM COMPANY

                1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

         1. PURPOSES. The purposes of this Plan are to encourage outside Directors of Saba Petroleum Company (the "Corporation") to own shares of the Corporation's stock and thereby to align their interests more closely with the interests of the other stockholders of the Corporation, to encourage the highest level of Director performance by providing the Directors with a direct interest in the Corporation's attainment of its financial goals, and to provide financial incentives that will help attract and retain the most qualified Directors.

         2.    DEFINITIONS. As used in this Plan:

         "BOARD" means the Board of Directors of the Corporation.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMITTEE" means the Committee described in Section 7 of this Plan.

         "COMMON SHARES" means (i) shares of the Common Stock, no par value, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 5 of this Plan.

         "DATE OF GRANT" means the date on which a grant of Nonqualified Options shall become effective as provided in Section 4(a).

         "DIRECTOR" means a member of the Board who is not an employee of the Corporation. For purposes of this Plan, an employee is an individual whose wages are subject to the withholding of federal income tax under Section 3401 and 3402 of the Code. A Director who becomes an employee (within the meaning of this Section) shall not forfeit any Option Right granted hereunder solely by reason of assuming employee status.

         "DISABILITY" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. A Director shall not be considered to be subject to a Disability until he furnishes a certification from a practicing physician in good standing to the effect that such Director meets the criteria described in this Section.

         "EFFECTIVE DATE" has the meaning set forth in Section 12.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "MARKET VALUE" as of a given date means (a) the closing sale price of the Common Shares on the American Stock Exchange (the "AMEX"), or (b) if the price of the Common Shares is not reported on the AMEX, the closing sale price of the Common Shares on the principal securities exchange on which such Common Shares are then trading on such date, or (c) if the Common Shares are not listed on a securities exchange, the closing sale price of the Common Shares as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date. If there are no Common Share transactions on such date, the Market Value per Common Share shall be determined as of the immediately preceding date on which there were Common Share transactions.

         "NONQUALIFIED OPTION" means an option to purchase shares of Common Stock that is not intended to qualify as an incentive stock option under Section 422 of the Code.

         "OPTIONEE" means the Director so designated in an agreement evidencing an outstanding Option Right, or the Successor of an Optionee, as the context so requires.

         "OPTION PRICE" means the purchase price payable upon the exercise of an Option Right.

         "OPTION RIGHT" means the right to purchase Common Shares from the Corporation upon the exercise of a Nonqualified Option granted pursuant to this Plan. Option Rights shall be evidenced by written agreements containing terms and conditions not inconsistent with this Plan.

         "PLAN" means the Saba Petroleum Company 1996 Stock Option Plan for Non-Employee Directors, as the same may be amended from time to time.

         "RULE 16B-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Exchange Act.

         "SUCCESSOR" of an Optionee means the legal representative of the estate of a deceased Optionee or the person or persons who shall acquire the right to exercise a Nonqualified Option by bequest or inheritance or by reason of the death of the Optionee.

         "TERMINATION OF SERVICE" means the time at which the Optionee ceases to serve as a member of the Board for any reason, with or without cause, which includes termination by resignation, removal, death or retirement.

         3. SHARES AVAILABLE UNDER THE PLAN. (a) Subject to Sections 3(b) and 5 of this Plan, the number of Common Shares issued or transferred, plus the number of Common Shares covered by outstanding awards granted under this Plan, shall not in the aggregate exceed 250,000 Common Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof.

         (b) For the purposes of this Section 3, any Common Shares subject to an Option Right that has been cancelled or terminated shall again be available for the grant of Option Rights under this Plan.

         4.    AUTOMATIC GRANTS OF NONQUALIFIED OPTIONS TO NONEMPLOYEE
DIRECTORS.

         (a)   The following Nonqualified Options shall be granted under this
Plan:

               (i) As of the Effective Date, a Nonqualified Option to purchase 5,000 Common Shares is granted to each person who on such date is an incumbent Director, and a Nonqualified Option to purchase 5,000 Common Shares shall be automatically granted to each such person on July 1, 1996 and on July 1, of each year thereafter for so long as he continues to serve as a Director.

               (ii) With respect to each person who first becomes a Director of the Corporation after the Effective Date of this Plan, an option to purchase 5,000 Common Shares shall be automatically granted as of the date such person first becomes a Director, and a Nonqualified Option to purchase 5,000 Common Shares shall be automatically granted to each such person on July 1, of each year thereafter for so long as he or she continues to serve as a Director and provided that he or she has served as a Director for at least six months prior thereto.

         (b) The Option Price per share of each Nonqualified Option shall be the Market Value per Common Share as of the Date of Grant.

         (c) Each Nonqualified Option, until terminated as provided in Section 4(d), shall become exercisable to the extent of 100% of the Common Shares subject thereto on the Date of Grant. Each Nonqualified Option shall be exercisable in whole or in part from time to time.

         (d) Each Nonqualified Option shall terminate on the earliest of the following dates:

               (i) Three (3) months following the effective date of the Optionee's Termination of Service, if such Termination of Service results other than from Optionee's death or Disability;

               (ii) One (1) year following the effective date of the optionee's Termination of Service, if such Termination of Service results from Optionee's death or Disability; or

               (iii)  Ten (10) years from the Date of Grant.

         (e) The Option Price shall be payable (i) in cash or by check acceptable to the Corporation, (ii) by transfer to the Corporation of Common Shares which have been owned by the Optionee for more than six months prior to the date of exercise and which have a Market Value on the date of exercise equal to the Option Price, or (iii) by a combination of such methods of payment. The requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Corporation with a broker who is a member of the National Association of Securities Dealers, Inc. to sell on the exercise date a sufficient number of the shares being purchased so that the net proceeds of the sale transaction will at least equal the option exercise price and pursuant to which the broker undertakes to deliver the full option exercise price to the Corporation not later than the date on which the sale transaction will settle in the ordinary course of business.

         (f) Nonqualified Options granted pursuant to this Section 4 shall be options that are not intended to qualify under any particular provision of the Code.

         (g) If and to the extent otherwise advisable herein or under the applicable option agreement, upon and after the death of an Optionee, such Optionee's Nonqualified Options, to the extent exercisable after death may be exercised by the Successors of the Optionee. A Nonqualified Option may be exercised, and payment in full of the aggregate Option Price made, by the Successors of an Optionee only by written notice (in the form prescribed by the Committee) to the Corporation specifying the number of Common Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Nonqualified Option will be exercised as otherwise provided hereunder, in the discretion of the Corporation or the Committee, if and as applicable.

         5. ADJUSTMENTS. The Committee shall make or provide for such adjustments in the number of Common Shares covered by awards made hereunder, the Option Prices per Common Share applicable to any such awards, and the kind of shares (including shares of another issuer) covered thereby, as the Committee shall in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation, or
(b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. The Committee shall also make or provide for such adjustments in the maximum number of Common Shares specified in Section 3(a) of this Plan as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 5.

         6. FRACTIONAL SHARES. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. Whenever under the terms of this Plan a fractional Common Share would otherwise be required to be issued, an amount in lieu thereof shall be paid in cash based upon the Market Value of such fractional Common Share.

         7. ADMINISTRATION OF THE PLAN. This Plan shall be administered by a committee of the Board, which shall be composed of not less than two members of the Board ("Committee"). Notwithstanding the foregoing, grants of Option Rights under this Plan shall be automatic as described in Section 4, and the Committee shall have no authority, discretion or power to determine the terms of the Option Rights to be granted pursuant to this Plan, the number of Common Shares to be issued thereunder or the time at which such Option Rights are to be granted, or establish the duration and nature of Option Rights, except in the sense of administering the Plan subject to the provisions of this Plan.

         8. AMENDMENTS AND OTHER MATTERS. (a) This Plan may be terminated, and from time to time amended, by the Board; provided, however, that except as expressly authorized by this Plan, no such amendment shall (i) increase the number of Common Shares specified in Section 3(a) hereof, materially modify the requirements as to eligibility for participation in this Plan, or otherwise cause this Plan or any grant, award or election made pursuant to this Plan to cease to satisfy any applicable condition of Rule 16b-3, without further approval of the stockholders of the Corporation, or (ii) cause any Optionee to fail to qualify as a "disinterested person" within the meaning of Rule 16b-3; provided, further, that Plan provisions relating to the amount and price of securities to be awarded and the timing of awards under the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, as amended, or the rules promulgated thereunder. No amendment or termination of this Plan shall adversely affect any outstanding award theretofore granted under the Plan without the consent of the Director holding such award.

         (b) Any grant, award or election that may be made pursuant to an amendment to this Plan shall be null and void if it is subsequently determined that (i) stockholder approval of such amendment was required in order for this Plan to continue to satisfy the applicable conditions of Rule 16b-3, or
(ii) such grant, award, election or amendment disqualified any optionee as a "disinterested person" within the meaning of Rule 16b-3.

         9. NO ADDITIONAL RIGHTS. Nothing contained in this Plan or in any award granted under this Plan shall interfere with or limit in any way the right of the stockholders of the Corporation to remove any Director from the Board pursuant to state law or the Bylaws or Articles of Incorporation of the Corporation, nor confer upon any Director any right to continue in the service of the Corporation.

         10. SECURITIES LAW MATTERS. (a) The Corporation may require any Optionee, as a condition of receiving Option Rights, to give written assurances in substance and form satisfactory to the Corporation and its counsel to the effect that such person is acquiring the Common Shares subject to the Option Rights for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Corporation deems necessary or appropriate in order to comply with federal and applicable state securities laws.

         (b) Each award of Option Rights shall be subject to the requirement that, if at any time counsel to the Corporation shall determine that the listing, registration or qualification of the Common Shares subject to such Option Rights upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance of shares thereunder, such award of Option Rights may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to such counsel. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration or qualification.

         (c) To the extent necessary for an Option Right, its exercise or the sale of Common Shares acquired thereunder to be exempt from Section 16(b) of the Exchange Act, such Option Right shall be held six months from the Date of Grant, or at least six months shall elapse from the Date of Grant to the date of disposition of the Common Shares acquired upon exercise of such Option Right.

         11. TERMINATION OF THE PLAN. No further awards shall be granted under this Plan after the passage of ten years from the date on which this Plan is first approved by the stockholders of the Corporation.

         12. EFFECTIVE DATE. The effective date of this Plan (the "Effective Date") shall be April 6, 1996, provided, however, that this Plan and each award granted hereunder shall be void and of no force or effect until and unless this Plan shall have been approved by a vote of the holders of the majority of the Common Shares of the Corporation present, or represented, and entitled to vote at a meeting duly held in accordance with Colorado law.

         13. NONTRANSFERABILITY. Each Option granted under this Plan shall by its terms be nontransferable by the Optionee except by will or the laws of decent and distribution of the state wherein the Optionee is domiciled at the time of his death; provided, however, that the Committee may (but need not) permit other transfers, to the extent consistent with Rule 16b-3, where the Committee concludes that such transferability does not result in accelerated taxation and is otherwise appropriate and desirable.


                                     *  *  *

                             SABA PETROLEUM COMPANY
PROXY                       17512 Von Karman Avenue
                                Irvine, CA 92714


                         ANNUAL MEETING OF STOCKHOLDERS
                                      1996


        This proxy is solicited on behalf of the Board of Directors.
        The undersigned hereby appoints Ilyas Chaudhary and William J. Hickey or either of them, as attorneys-in-fact and proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated below, all the shares of Saba Petroleum Common Stock held of record by the undersigned as of April 19, 1996, at the Annual Meeting of Stockholders to be held at the Orange County Airport Hilton, 18800 MacArthur Boulevard, Irvine, California on June 7, 1996 at 10:30 a.m. or at any adjournments or postponements thereof.

I.     Election of Directors       FOR all nominees listed below       WITHHOLD AUTHORITY
                                   (except as marked to the            to vote for all
                                   contrary below)      [ ]            nominees below [ ]


       Ilyas Chaudhary, Francis J. Barker, William J. Hickey, William N. Hagler, William E. Richards


II.    Approval of the 1996 Incentive Equity Plan
       [ ] For     [ ] Against

III.   Approval of the 1996 Stock Option Plan for Non-Employee Directors
       [ ] For     [ ] Against

IV.    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.





THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEES AND FOR PROPOSALS II AND III ON THE REVERSE.


        This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the proposals listed above and for any other proposals.

        The undersigned hereby ratifies and confirms all that said attorneys-in-fact and proxies shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies heretofore given by the undersigned to vote at the Annual Meeting or at any adjournments or postponements thereof. The undersigned acknowledges receipt of notice of said meeting and the proxy statement accompanying such notice.


                                                Dated_______________________



                                                ____________________________
                                                 Signature



                                                ____________________________
                                                 Signature If Held Jointly



                        Please sign exactly as your name appears below. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized Officer or if a partnership name, by an authorized person.



         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.